HORACE MANN MUTUAL FUNDS

                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 2001

Information about the International Equity Fund is supplemented as follows:
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         On February 19, 2002, Oechsle International Advisors, LLC began serving as the subadviser to the International Equity Fund. To reflect this change, on pages 17 and 19 of the Prospectus, all references to Zurich Scudder as the subadviser of the International Equity Fund should be deleted and should be replaced with Oechsle International Advisors, LLC.

         The paragraphs on page 19 of the Prospectus describing Zurich Scudder's International Equity Fund's team should be deleted and should be replaced with the following information regarding Oechsle International Advisors, LLC and its International Equity Fund Team:

                           Oechsle International Advisors, LLC ("Oechsle"), One
                  International Place, Boston, Massachusetts 02110 a registered investment adviser, serves as investment subadviser to the International Equity Fund. Oechsle has approximately $14.5 billion in assets under management as of December 31, 2001.

                           Oechsle utilizes a team approach to the management of
                  the International Equity Fund. All of Oechsle's portfolio managers and research analysts are members of the investment team. The investment team develops a broad investment strategy, establishes a framework for country allocations and contributes individual stock selections. The portfolio manager primarily responsible for overseeing Oechsle's management of the International Equity Fund is Peter Robson.

                           Peter Robson, Portfolio Manager/Research Analyst,
                  joined Oechsle in June 2000. Mr. Robson was previously an international portfolio manager at Batterymarch Financial Management, and prior to that was the director responsible for Far East markets at AIB Govett in London.



Dated:            February 19, 2002